UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: April 14, 2020 Bank of South Carolina Corporation
(Exact name of registrant as specified in its charter)
South Carolina	0-27702	57-1021355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
256 Meeting Street Charleston, SC 29401
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code	(843) 724-1500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	BKSC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 14, 2020, the Bank of South Carolina Corporation (the “Company”) issued a press release announcing its unaudited financial results for the quarter ended March 31, 2020. The information contained in the press release is deemed to be “filed” under the Securities Exchange Act of 1934 as Item 2.02 to this report, and such press release is incorporated herein by reference.

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The 2020 Annual Meeting of Shareholders of the Company was held on April 14, 2020. At the meeting, the Company’s shareholders elected nineteen Directors to serve until the 2021 Annual Meeting and took the following actions: approval of the 2020 Stock Incentive Plan and the ratification of the appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm for the year ended December 31, 2020. There were a total of 5,530,363 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting there were, in person or by proxy, 4,901,575 shares present of the Company’s Common Stock, representing approximately 88.63% of the total outstanding eligible shares. The following proposals are described in detail in the Company’s definitive proxy statement dated March 6, 2020 and were voted upon and approved by the shareholders at the 2020 Annual Meeting:

Proposal 1: To elect nineteen Directors of the Bank of South Carolina Corporation to serve until the Company’s 2021 Annual Meeting of Shareholders:

Name	For	Abstain	Broker Non-Votes
Susanne K. Boyd	3,022,553	19,536	1,859,486
Fleetwood S. Hassell	2,819,597	222,492	1,859,486
Hugh C. Lane, Jr.	3,024,475	14,614	1,859,486
Douglas H. Sass	3,021,734	20,355	1,859,486
Eugene H. Walpole, IV	2,993,935	48,154	1,859,486
David W. Bunch	3,028,761	13,328	1,859,486
Graham M. Eubank, Jr.	3,020,123	21,966	1,859,486
Elizabeth M. Hagood	3,026,470	15,619	1,859,486
Glen B. Haynes, DVM	3,028,682	13,407	1,859,486
William L. Hiott, Jr.	3,022,885	19,204	1,859,486
Richard W. Hutson, Jr.	3,032,699	9,390	1,859,486
Charles G. Lane	3,030,014	12,075	1,859,486
Linda Bradley McKee, PhD, CPA	3,035,788	6,301	1,859,486
Alan I. Nussbaum, MD	3,032,432	9,657	1,859,486
Karen J. Phillips	3,032,442	9,647	1,859,486
Edmund Rhett, Jr., MD	3,032,951	9,138	1,859,486
Malcolm M. Rhodes, MD	3,036,356	5,733	1,859,486
Sheryl G. Sharry	3,027,597	14,492	1,859,486
Steve D. Swanson	3,034,353	7,736	1,859,486

Proposal 2: To approve the 2020 Stock Incentive Plan:

For	Against	Abstain
2,886,273	124,053	31,763

Proposal 3: To ratify the appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm for the year ended December 31, 2020:

For	Against	Abstain
4,891,193	6,613	3,769

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following Exhibit is filed as part of this report

Exhibit 99.1 Press release dated April 14, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of South Carolina Corporation
(Registrant)

Date: April 14,2020

/s/ Eugene H. Walpole, IV
Eugene H. Walpole, IV
Chief Financial Officer
Executive Vice President